UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2018

LeMaitre Vascular, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33092

Delaware	04-2825458
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

63 Second Avenue

Burlington, MA 01803

(Address of principal executive offices, including zip code)

781-221-2266

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12c-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 20, 2018, LeMaitre Vascular, Inc. (the “Company”) entered into an agreement (the “Asset Purchase Agreement”) for the purchase of the assets of the clot management business from Applied Medical Resources Corporation (“Applied”). The Company consummated the acquisition and acquired the assets on September 20, 2018 (the “Closing Date”) for $14,200,000, of which $11,000,000 was paid on the Closing Date and the remainder will be paid in two post-closing installments as follows: $2,000,000 payable twelve months following the Closing Date and $1,200,000 payable twenty four months following the Closing Date. Assets acquired included tangible assets, intellectual property, registrations and approvals, inventory, data, records, goodwill and certain other assets.

The Asset Purchase Agreement contains customary representations and warranties and covenants by each party. Additionally, for a period of five years following the Closing Date, Applied has agreed not to engage in certain competitive activities with respect to the business sold and not to solicit employees of the Company. Both parties are obligated, subject to certain limitations, to indemnify the other under the Asset Purchase Agreement for certain customary and other specified matters, including breaches of representations and warranties, breaches of covenants and for certain liabilities and third-party claims.

The Company also entered into a transition services agreement with an affiliate of Applied for the supply of the acquired products for a one year period.

The foregoing description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such document, which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2018.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated by reference into this Item 2.01.

No material relationship exists between the Company or its affiliates, on the one hand, and Applied or its affiliates, on the other hand, other than in respect of the Asset Purchase Agreement and the other agreements and documents contemplated by the Asset Purchase Agreement.

Because the acquisition is not significant above a 20% level, financial statements of the acquired business are not required to be filed.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K:

Exhibit	Document Description

99.1	Press Release dated September 26, 2018.

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release dated September 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeMaitre Vascular, Inc.

Date: September 26, 2018	By:	/s/ David B. Roberts
David B. Roberts
President